November 1, 2004

          Supplement to the April 30, 2004 Class I and Class II Shares
              Prospectuses for Pioneer Small Company VCT Portfolio

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of Diego Franzin and Michael Rega. The portfolio co-managers draw upon the research and investment management expertise of the global research teams, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, VP and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at Liberty Financial (formerly Colonial Management Associates) from 1993 to 2000 and at 646 Advisors from
2000 to 2004.





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                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC